                     SEMIANNUAL REPORT / SEPTEMBER 30 1999

                         AIM HIGH INCOME MUNICIPAL FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                        -------------------------------

                OASIS IN THE URBAN JUNGLE BY JANE WOOSTER SCOTT

                               (1939-, AMERICAN)

             ZOOS, AMUSEMENT PARKS AND SIMILAR ATTRACTIONS CAN BE A

         STIMULUS TO OTHER PROJECTS IN THE IMMEDIATE AREA. IN SELECTING

           SECURITIES FOR AIM HIGH INCOME MUNICIPAL FUND, WE LOOK FOR

            BONDS THAT ARE SUPPORTED WITH REVENUE GENERATED BY WELL-

                MANAGED PROJECTS THAT MAKE GOOD ECONOMIC SENSE.

                        -------------------------------

AIM High Income Municipal Fund is for shareholders who seek a high level of current income exempt from federal taxes.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM High Income Municipal Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses.
o The fund's average annual total returns, including sales charges, for the periods ended 9/30/99 were as follows. For Class A shares, one year, -7.14% (-2.50% excluding sales charges); since inception (1/2/98), -0.95%. For Class B shares, one year, -7.94 (-3.33% excluding sales charges); since inception (1/2/98), -1.15%. For Class C shares, one year, -4.26% (-3.33% excluding sales charges); since inception (1/2/98), 1.00%.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The taxable-equivalent yield is calculated in the same manner as the 30-day yield with an adjustment for a stated, assumed tax rate.
o The fund's annualized distribution rate reflects the fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end net asset value.
o The fund invests primarily in higher-yielding, lower-rated municipal bonds, commonly known as "junk bonds." These bonds have a greater risk of price fluctuation and loss of principal and income than U.S. government securities, such as U.S. Treasury bonds and bills, which offer a government guarantee as to the repayment of principal and interest if held to maturity.
o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Government securities, such as U.S. Treasury bills, notes and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                         AIM HIGH INCOME MUNICIPAL FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    With only a short time remaining in 1999, the question on
    [PHOTO OF       many of your minds may be, "How will the year 2000 computer
   Charles T.       issue affect AIM and my investments?" We would like you to
     Bauer,         feel comfortable. We are pleased to be able to report to
  Chairman of       you that as of June 1999 we achieved a major milestone
  the Board of      toward year 2000 compliance status: we have successfully
    THE FUND        completed the testing of all of our mission-critical
  APPEARS HERE]     systems.
                        Earlier this year, AIM participated in an industrywide
                    test that gave us a chance to see how our technology systems might be affected by the changeover to the year
                    2000 (Y2K). Everything went as well as we had hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
    The general purpose of the process was to test electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.
    During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. Now that we have finished adjusting our applications and systems, our focus for the rest of 1999 is to continue monitoring the year 2000 readiness status of outside sources we're linked to electronically. On the investment side, our portfolio management staff is continually evaluating the Y2K preparedness of the domestic and foreign companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if necessary. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the reporting period. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our automated AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.

                     -------------------------------------

                                 THE FINANCIAL

                             INDUSTRY HAS BEEN SEEN

                                 AS A LEADER IN

                                  PLANNING FOR

                              YEAR 2000 CONCERNS.

                     -------------------------------------

PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.


                         AIM HIGH INCOME MUNICIPAL FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

DESPITE DIFFICULT BOND MARKET, FUND
PROVIDES ATTRACTIVE INCOME

BOND PERFORMANCE WAS DREARY DURING THE REPORTING PERIOD. HOW DID THE FUND
PERFORM?
In a challenging market environment, municipal bonds, including high-yield issues, remained a compelling investment alternative. As the price of municipal bonds fell, their yields rose to their highest levels in two years. By the end of the reporting period, municipal-bond yields were comparable to those of U.S. Treasury issues, which are subject to federal income taxes. In line with this trend, the fund continued to provide solid current income, exempt from federal taxes, as illustrated on the chart below.
    The weakness in bond prices, caused by rising interest rates, hurt the fund's total returns. Excluding sales charges, cumulative total returns for the six-month period ended September 30, 1999, were -3.59% for Class A shares and -4.06% for Class B and C shares. Please keep in mind, the fund is managed more for income than total return.

WHAT WERE SOME OF THE MAJOR DEVELOPMENTS IN THE BOND MARKET?
1999 has been the worst year for bonds since 1994, and this trend persisted during the reporting period. Investors were concerned that continued strong economic growth would prompt the Federal Reserve Board (the Fed) to raise interest rates to keep inflation in check, and this had an unsettling effect on the bond market. Ultimately, in two separate moves, the Fed raised the key federal funds rate from 4.75% to 5.25%. At the end of the reporting period, the Fed was maintaining a tightening bias, but it was uncertain whether the central bank raise rates further.
    The bond market was also rattled by the potential impact of the Y2K problem-the need to reprogram older computers to recognize the year 2000-and the decline in value of the U.S. dollar against the Japanese yen.
    Most sectors of the bond market posted relatively small losses or gains for the reporting period. Emerging markets debt was one of the few exceptions to this trend, registering impressive gains. Further, lower-rated bonds outperformed higher-rated issues while bonds with shorter maturities outpaced those with longer maturities.

HOW DID MUNICIPAL BONDS FARE?
At the outset of the reporting period, municipal bond prices and yields were relatively stable. However, beginning in April, the price of municipal bonds (munis) began to drop, sending their yields higher. Treasury yields also rose, but not as significantly as muni yields. Consequently, the gap between Treasury and muni yields narrowed. By the end of the reporting, muni yields were about 95% of those Treasuries, well above the historical average of roughly 85%.
    Muni bond prices fell in the face of weak demand and rising interest rates. This weak demand, combined with rising interest rates, contributed to a decline in new-issue volume. During the first three quarters of 1999, about $172 billion in new municipal bonds entered the market, nearly a 21% decline from the comparable period in 1998, according to The Bond Buyer, a newspaper that tracks the muni bond market. State and local governments cut back on their issuance of new bonds as the cost of borrowing money increased.

HOW DID YOU MANAGE THE FUND?
We took advantage of the market weakness to buy attractive bonds at reduced prices. We sold lower-yielding bonds and bought higher-yielding bonds. To keep the fund's distribution rate and yield attractive, we increased the fund's duration from 10.29 years at the outset of the reporting period to 11.09 years at its conclusion. Duration is an indicator of the sensitivity of a bond's coupon to changes in interest rates. Because longer-duration bonds tend to be more sensitive to price fluctuations, they detracted from the fund's short-term performance. However, we believe that interest rates will level off and the fund should benefit from its longer duration.

                     -------------------------------------

                        WE TOOK ADVANTAGE OF THE MARKET

                      WEAKNESS TO BUY ATTRACTIVE BONDS AT

                                REDUCED PRICES.

                     -------------------------------------

ATTRACTIVE INCOME

As of 9/30/99
================================================================================
        30-DAY        TAXABLE        30-DAY          TAXABLE
        DISTRIBUTION  EQUIVALENT     SEC YIELD       EQUIVALENT
        RATE          DISTRIBUTION   AT MAXIMUM      30-DAY SEC
CLASS   AT NAV        RATE*          OFFERING PRICE  YIELD*
--------------------------------------------------------------------------------

A           5.87%         9.72%          5.81%         9.62%

B           5.07          8.39           5.34          8.84

C           5.07          8.39           5.34          8.84

*Assumes highest marginal federal tax rate of 39.6%
================================================================================

          See important fund and index disclosures inside front cover.

                         AIM HIGH INCOME MUNICIPAL FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


HOW WAS THE FUND'S PORTFOLIO STRUCTURED AT THE END OF THE REPORTING PERIOD?
The fund had 117 holdings-99% were revenue bonds, supported by income from various projects. The fund was diversified across several sectors. Hospital bonds composed 22.46% of the portfolio followed by continuing-care-retirement-community bonds, 15.83%, and nursing-home bonds, 15.60%. Since our last report six months ago, we have increased our holdings in these three sectors. Hospitals, continuing-care retirement communities and nursing homes are meeting the needs of an aging population and we expect demand for their services to grow.

WHAT WAS THE CREDIT QUALITY OF THE PORTFOLIO?
As of September 30, 1999, the fund had an average portfolio quality rating equivalent to BB. Non-rated securities, with an equivalent rating of BB based on an internal analysis by fund management, made up 90% of the fund's holdings. Most of the bonds in the portfolio were backed by collateral, which can be sold to help pay the debt obligations on the bonds, if necessary.
    Bonds rated BB or better as measured by Standard & Poor's (S&P), a widely known credit-rating agency, constituted approximately 10% of the portfolio. S&P ratings are historical and are based on analysis of the credit quality of the individual municipal securities in the portfolio.

WHAT IS YOUR OUTLOOK?
Despite the recent market downturn, we remain optimistic about bonds, particularly high-yield municipal issues. With after-tax yields significantly greater than those of Treasuries, high-yield municipal bonds remain a compelling investment option. Additionally, the economic climate is generally favorable for bonds. While the economy continues to grow at a healthy pace, inflation remains relatively mild.
    Moreover, the Fed is committed to a policy of keeping inflation contained. At the same time, if the Fed does decide on a further tightening of monetary policy, it appears that it will be modest in scope. That's different from 1994, when the Fed aggressively raised interest rates.
    As the population ages and the baby-boom generation nears retirement, we expect more money to be shifted into fixed-income investments. Additionally, as more Americans become subject to the higher federal income-tax brackets as their incomes rise, we believe municipal bonds could become a more attractive investment option.


PORTFOLIO COMPOSITION

As of 9/30/99, based on total net assets

================================================================================
TOP FIVE BOND HOLDINGS
-----------------------------------------------------------------------------
                         COUPON  MATURITY      %
--------------------------------------------------------------------------------
1. Sacramento             6.25%  01/01/30     2.63
   (City of)
   Financing
   Authority

2. Ohio (State of)        8.50%  08/01/22     2.57

3. Boulder                5.85%  01/01/22     2.52
   (City of)

4. Orange                 7.00%  11/01/30     2.52
   (County of)
   Industrial
   Development
   Agency

5. New Jersey             6.40%  09/15/23     2.06
   (State of)
   Economic
   Development
   Authority
================================================================================

CREDIT RATING OF HOLDINGS

As of 9/30/99, based on total investments
================================================================================

NOT RATED 90.14%

BB 4.46%

BBB 2.09%

A 2.4%

AA 0.89%

AAA 0.02%

================================================================================


================================================================================

REVENUE BONDS             99%

NUMBER OF HOLDINGS        117

AVERAGE MATURITY          24.41 Years

DURATION                  11.09 Years

================================================================================

The fund's portfolio is subject to change, and there is no assurance the fund will continue to hold any particular security.

                     -------------------------------------

                      WITH AFTER-TAX YIELDS SIGNIFICANTLY

                       GREATER THAN THOSE OF TREASURIES,

                      HIGH-YIELD BONDS REMAIN A COMPELLING

                               INVESTMENT OPTION.

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                         AIM HIGH INCOME MUNICIPAL FUND

SCHEDULE OF INVESTMENTS

September 30, 1999
(Unaudited)

                                          PAR       MARKET
                                         (000)       VALUE
LONG-TERM MUNICIPAL OBLIGATIONS-95.07%

ALABAMA-1.15%

West Jefferson Amusement & Public Parks
  Authority (Visionland Project); First
  Mortgage RB
  6.375%, 02/01/29                       $1,000   $   833,470
-------------------------------------------------------------

CALIFORNIA-2.63%

Sacramento (City of) Financing
  Authority (Convention Center Hotel);
  Series A Senior RB
  6.25%, 01/01/30                         2,000     1,906,800
-------------------------------------------------------------

COLORADO-3.14%

Colorado (District of) (St. Vincent
  General Hospital); Series RB
  6.00%, 12/01/19                           885       828,502
-------------------------------------------------------------
Colorado Health Facilities Authority
  (Volunteers of America); Health and
  Residential Care Facilities Series A
  RB
  6.00%, 07/01/29                           850       764,558
-------------------------------------------------------------
Colorado Health Facilities Authority
  (Volunteers of America); Refunding
  and Improvement Series A RB
  5.875%, 07/01/28                          750       680,707
-------------------------------------------------------------
                                                    2,273,767
-------------------------------------------------------------

CONNECTICUT-1.70%

Connecticut (State of) Development
  Authority (Lutheran Home Southbury);
  First Mortgage Refunding Health Care
  Series A RB
  6.00%, 12/01/15                           750       704,250
-------------------------------------------------------------
Connecticut (State of) Development
  Authority (Watson Foods Co., Inc.
  Project); IDR
  5.90%, 06/01/28(a)                        555       524,814
-------------------------------------------------------------
                                                    1,229,064
-------------------------------------------------------------

FLORIDA-4.76%

Orange (County of) Housing Finance
  Authority (Brentwood Park
  Apartments); Multifamily Housing
  Series G RB
  6.40%, 07/01/32                         1,500     1,436,565
-------------------------------------------------------------
Orange (County of) Housing Finance
  Authority (Palm West Apartments);
  Multifamily Housing Series B RB
  6.50%, 03/01/34                         1,000       942,580
-------------------------------------------------------------
Sumter (County of) Industrial
  Development Authority (Wecare Nursing
  Center Project); Health Care
  Facilities Series A RB
  6.75%, 04/01/29                         1,165     1,072,324
-------------------------------------------------------------
                                                    3,451,469
-------------------------------------------------------------

GEORGIA-4.36%

Forsyth (County of) Hospital Authority
  (Georgia Baptist Health Care System
  Project); Anticipation Certificates
  6.375%, 10/01/28                        1,000       914,800
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
GEORGIA-(CONTINUED)

Fulton (County of) Housing Authority
  (Azalea Manor Project); Multifamily
  Housing RB
  6.50%, 02/01/28                        $  780   $   752,567
-------------------------------------------------------------
Fulton (County of) Housing Authority
  (Washington Court Project);
  Multifamily Housing RB
  6.40%, 02/01/19                           775       753,998
-------------------------------------------------------------
  6.50%, 02/01/28                           225       217,087
-------------------------------------------------------------
Rockdale (County of) Development
  Authority (Visy Paper, Inc. Project);
  Solid Waste Disposal RB
  7.50%, 01/01/26(a)                        500       515,385
-------------------------------------------------------------
                                                    3,153,837
-------------------------------------------------------------

HAWAII-0.61%

Hawaii (State of) Department of
  Transportation (Continental Airlines,
  Inc.); Special Facilities RB
  5.625%, 11/15/27(a)                       500       442,050
-------------------------------------------------------------

ILLINOIS-5.54%

Clay (County of); Hospital RB
  5.70%, 12/01/18                           500       458,000
-------------------------------------------------------------
Crestwood (City of); Tax Increment
  Revenue Refunding Non-Qualified Bonds
  7.25%, 12/01/08                           100       104,468
-------------------------------------------------------------
Godfrey (City of) (United Methodist
  Village); Series A RB
  5.875%, 11/15/29                        1,000       885,500
-------------------------------------------------------------
Hoopeston (City of) Hospital Capital
  Improvement (Hoopeston Community
  Memorial Hospital); Refunding RB
  6.55%, 11/15/29                           700       670,299
-------------------------------------------------------------
Illinois Health Facilities Authority
  (Bohemian-Tabor Hills); Refunding
  Series A RB
  5.90%, 11/15/24                           775       711,473
-------------------------------------------------------------
Illinois Health Facilities Authority
  (Lifelink Corp. Obligation Group);
  Refunding RB
  5.85%, 02/15/20                           350       322,441
-------------------------------------------------------------
  5.70%, 02/15/24                           850       760,657
-------------------------------------------------------------
Saint Charles (City of) (Tri-city
  Center Associates Limited Project);
  IDR
  7.50%, 11/01/13                           100       102,014
-------------------------------------------------------------
                                                    4,014,852
-------------------------------------------------------------

INDIANA-1.37%

Goshen (Greencroft Obligation Group);
  RB
  5.75%, 08/15/28                           350       313,044
-------------------------------------------------------------
Indiana Health Facilities Financing
  Authority (Franciscan Eldercare
  Community Services); RB
  5.875%, 05/15/29                          750       677,790
-------------------------------------------------------------
                                                      990,834
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE

IOWA-1.95%

Harlan (City of) (American Baptist
  Homes Project); RB
  5.75%, 05/15/28                        $  750   $   670,598
-------------------------------------------------------------
Iowa Finance Authority Community
  Rehabilitation Providers (Lutheran
  Children's Home Society-Bremwood
  Project); RB
  5.80%, 12/01/24                           700       640,339
-------------------------------------------------------------
Iowa Finance Authority (Park West
  Housing Project); Multifamily
  Refunding RB
  8.00%, 10/01/23                           100       101,667
-------------------------------------------------------------
                                                    1,412,604
-------------------------------------------------------------

KANSAS-1.71%

Atchison (City of) (Atchison Hospital
  Association); Hospital RB
  5.70%, 11/15/18                           525       487,473
-------------------------------------------------------------
Hutchinson (City of) Health Care
  Facilities (Wesley Towers Inc.);
  Refunding & Improvement Series A RB
  6.25%, 11/15/19                           750       707,955
-------------------------------------------------------------
Lawrence (City of) (Holiday Inn
  Project); Commercial Development
  Senior Refunding Series A RB
  8.00%, 07/01/16                            40        42,538
-------------------------------------------------------------
                                                    1,237,966
-------------------------------------------------------------

KENTUCKY-0.91%

Jefferson (County of) Health Facilities
  (Beverly Enterprises Inc. Project);
  Refunding RB
  5.875%, 08/01/07                          675       657,808
-------------------------------------------------------------

MASSACHUSETTS-1.65%

Boston (City of) Industrial Development
  Financing Authority (Springhouse Inc.
  Project); First Mortgage Refunding RB
  6.00%, 07/01/28                           500       463,320
-------------------------------------------------------------
Massachusetts (State of) Health &
  Educational Facilities Authority
  (Christopher House); Refunding Series
  A RB
  6.875%, 01/01/29                          750       731,010
-------------------------------------------------------------
                                                    1,194,330
-------------------------------------------------------------

MICHIGAN-4.23%

Garden City Hospital Finance Authority
  (Garden City Hospital OB Group);
  Hospital Refunding Series A RB
  5.75%, 09/01/17                         1,500     1,361,220
-------------------------------------------------------------
Gogebic (County of) Hospital Finance
  Authority (Grand View Health System
  Inc.); Refunding RB
  5.875%, 10/01/16                          920       855,103
-------------------------------------------------------------
Mecosta (County of) General Hospital;
  Refunding Unlimited GO
  6.00%, 05/15/18                           500       475,245
-------------------------------------------------------------
Michigan (State of) Strategic Fund
  Limited Obligation (Holland Home
  Project); RB
  5.75%, 11/15/28                           415       372,529
-------------------------------------------------------------
                                                    3,064,097
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE

MINNESOTA-8.88%

Bloomington (City of) Housing and
  Redevelopment Authority (Summerhouse
  Bloomington Project); Senior Housing
  RB
  6.00%, 11/01/16                        $  790   $   742,426
-------------------------------------------------------------
Columbia Heights (City of) Multifamily
  and Health Care Facility (Crest View
  Corp. Project); RB
  6.00%, 03/01/33                           500       466,685
-------------------------------------------------------------
Duluth (City of) Economic Development
  Authority (BSM Properties Inc.
  Project); Health Care Facilities
  Series A RB
  5.875%, 12/01/28                          500       455,380
-------------------------------------------------------------
Minneapolis (City of) Health Care
  Facility (Ebenezer Society Project);
  Series A RB
  7.00%, 07/01/12                           100       100,877
-------------------------------------------------------------
Minneapolis (City of) Health Care
  Facility (Shelter Care Foundation);
  Series A RB
  6.00%, 04/01/10                         1,120     1,074,562
-------------------------------------------------------------
Minneapolis (City of) (Walker Methodist
  Senior Services); Series A RB
  6.00%, 11/15/28                         1,000       926,720
-------------------------------------------------------------
Moorhead (City of) Economic Development
  Authority (Eventide Housing
  Development Project); Multifamily
  Refunding RB
  Series A, 6.00%, 06/01/18                 500       482,025
-------------------------------------------------------------
  Senior Series B, 6.00%, 06/01/29          500       462,940
-------------------------------------------------------------
New Hope Housing & Health Care
  Facilities (Minnesota Masonic Home
  North Ridge); Health Care Facilities
  RB
  5.875%, 03/01/29                        1,040       946,223
-------------------------------------------------------------
Northfield (City of) Health Care
  Facilities (Retirement Center);
  Refunding and Improvement Series A RB
  5.75%, 05/01/16                           335       310,183
-------------------------------------------------------------
  6.00%, 05/01/28                           500       462,215
-------------------------------------------------------------
                                                    6,430,236
-------------------------------------------------------------

MISSISSIPPI-0.36%

Ridgeland Urban Renewal (The Orchard
  Limited Project); Refunding Series A
  RB
  7.75%, 12/01/15                           250       262,760
-------------------------------------------------------------

MISSOURI-3.15%

Good Shepherd Nursing Home District;
  Nursing Home Facilities Refunding RB
  5.90%, 08/15/23                           500       461,270
-------------------------------------------------------------
Madison (County of); Hospital Refunding
  RB
  5.875%, 10/01/26                          500       456,925
-------------------------------------------------------------
Springfield (City of) Industrial
  Development Authority (Bethesda
  Living Centers); Refunding Series A
  RB
  5.625%, 08/15/18                          200       182,426
-------------------------------------------------------------
  5.70%, 08/15/28                           800       713,200
-------------------------------------------------------------
Valley Park Industrial Development
  Authority (Cape Albeon Project);
  Senior Housing RB
  6.15%, 12/01/33                           500       464,475
-------------------------------------------------------------
                                                    2,278,296
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
NEVADA-3.17%

Boulder (City of) (Boulder City
  Hospital Inc. Project); Refunding
  Hospital Series RB
  5.85%, 01/01/22                        $2,000   $ 1,823,260
-------------------------------------------------------------
Clark (County of) (Nevada Power Co.
  Project); Refunding Series B IDR
  5.90%, 10/01/30(a)                        500       472,765
-------------------------------------------------------------
                                                    2,296,025
-------------------------------------------------------------

NEW HAMPSHIRE-0.52%

New Hampshire Higher Educational and
  Health Facilities Authority (Daniel
  Webster College); RB
  7.625%, 07/01/04(b)(c)                    100       113,716
-------------------------------------------------------------
New Hampshire Higher Educational and
  Health Facilities Authority (Franklin
  Pierce College); RB
  6.00%, 10/01/18                            30        27,853
-------------------------------------------------------------
New Hampshire Higher Educational and
  Health Facilities Authority
  (Monadnock Community Hospital);
  Hospital RB
  5.70%, 10/01/20                           250       231,843
-------------------------------------------------------------
                                                      373,412
-------------------------------------------------------------

NEW JERSEY-4.45%

New Jersey Economic Development
  Authority (Continental Airlines, Inc.
  Project); Special Facilities Series
  RB
  6.40%, 09/15/23(a)                      1,500     1,489,035
-------------------------------------------------------------
  6.25%, 09/15/29(a)                        500       484,860
-------------------------------------------------------------
New Jersey Health Care Facilities
  Financing Authority (Raritan Bay
  Medical Center); RB
  7.25%, 07/01/14                           750       749,880
-------------------------------------------------------------
  7.25%, 07/01/27                           500       496,960
-------------------------------------------------------------
                                                    3,220,735
-------------------------------------------------------------

NEW MEXICO-0.61%

Sante Fe (County of) (El Castillo
  Retirement Project); Series A RB
  5.625%, 05/15/25                          500       442,605
-------------------------------------------------------------

NEW YORK-4.06%

New York Industrial Development Agency
  (Field Hotel Associates LP);
  Refunding IDR
  5.80%, 11/01/13                           475       455,055
-------------------------------------------------------------
  6.00%, 11/01/28                           500       472,840
-------------------------------------------------------------
New York Industrial Development Agency
  (Marymount Manhattan College
  Project); Civic Facility RB
  7.00%, 07/01/23                           150       156,043
-------------------------------------------------------------
Onondaga (County of) Industrial
  Development Agency (Solvay Paperboard
  LLC Project); Solid Waste Disposal
  Facility Refunding Series RB
  7.00%, 11/01/30(a)                      1,500     1,523,550
-------------------------------------------------------------
Suffolk (County of) Industrial
  Development Agency (Spellman High
  Voltage Facility); Series A IDR
  6.375%, 12/01/17(a)                       350       331,471
-------------------------------------------------------------
                                                    2,938,959
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
NORTH CAROLINA-0.30%

Charlotte (City of) (Charlotte/Douglas
  International Airport); Refunding
  Special Facilities RB
  5.60%, 07/01/27(a)                     $  255   $   215,475
-------------------------------------------------------------

NORTH DAKOTA-0.67%

Grand Forks Senior Housing (4000 Valley
  Square Project); Special Term Series
  RB
  6.375%, 12/01/34                          500       486,630
-------------------------------------------------------------

OHIO-6.35%

Belmont (County of) Health Systems
  (East Ohio Regional Hospital);
  Refunding and Improvement RB
  5.80%, 01/01/18                           800       727,848
-------------------------------------------------------------
Fairfield (City of) Economic
  Development (Beverly Enterprises
  Project); Refunding Series RB
  8.50%, 01/01/03                           150       156,345
-------------------------------------------------------------
Madison (County of) (Madison County
  Hospital Project); Hospital
  Improvement Refunding Series RB
  6.25%, 08/01/18                         1,000       933,920
-------------------------------------------------------------
  6.40%, 08/01/28                         1,000       922,480
-------------------------------------------------------------
Ohio (State of) (CSC Limited Project);
  Solid Waste RB
  8.50%, 08/01/22(a)                      1,860     1,860,856
-------------------------------------------------------------
                                                    4,601,449
-------------------------------------------------------------

PENNSYLVANIA-12.33%

Allegheny (County of) Hospital
  Development Authority (Villa St.
  Joseph of Baden); Health Care
  Facilities RB
  6.00%, 08/15/28                         1,000       906,310
-------------------------------------------------------------
Berks (County of) Municipal Authority
  (Phoebe-Devitt Homes Project);
  Refunding Series A1 RB
  5.50%, 05/15/11                           250       234,433
-------------------------------------------------------------
Chartiers Valley Industrial &
  Commercial Development Authority
  (Asbury Health Center); First
  Mortgage Refunding Series RB
  6.375%, 12/01/19                        1,000       963,150
-------------------------------------------------------------
Columbia (County of) Hospital Authority
  (Bloomsburg Hospital Project); Health
  Care RB
  5.85%, 06/01/24                         1,000       922,860
-------------------------------------------------------------
  5.90%, 06/01/29                           350       321,219
-------------------------------------------------------------
Crawford (County of) Hospital Authority
  (Wesbury United Methodist Community);
  Senior Living Facilities RB
  6.25%, 08/15/29                           750       729,195
-------------------------------------------------------------
Cumberland (County of) Industrial
  Development Authority (Woods Cedar
  Run); First Mortgage Refunding Series
  A RB
  6.50%, 11/01/18                         1,000       930,830
-------------------------------------------------------------
Lancaster (County of) Hospital
  Authority (Saint Anne's Home Health
  Center); RB
  6.625%, 04/01/28                        1,000       950,430
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
PENNSYLVANIA-(CONTINUED)

Montgomery (County of) Higher Education
  & Health Authority (Temple Continuing
  Care Center); RB
  6.625%, 07/01/19                       $1,250   $ 1,182,213
-------------------------------------------------------------
  6.75%, 07/01/29                           460       433,614
-------------------------------------------------------------
Philadelphia (City of) Authority for
  Industrial Development (Paul's Run
  Retirement Community); Health Care
  Facilities Series A RB
  5.875%, 05/15/28                          500       445,405
-------------------------------------------------------------
Philadelphia (City of) Hospital &
  Higher Education Facilities Authority
  (Chestnut Hill College); RB
  6.00%, 10/01/29                           500       463,165
-------------------------------------------------------------
Somerset (County of) Hospital Authority
  (Allegheny Christian Ministries);
  Senior Mortgage RB
  5.70%, 11/15/22                           500       448,050
-------------------------------------------------------------
                                                    8,930,874
-------------------------------------------------------------

TENNESSEE-0.45%

Nashville and Davidson (County of)
  Health and Educational Facilities
  Board of Metro Government (Blakeford
  at Green Hills); Refunding RB
  5.65%, 07/01/16                           355       324,097
-------------------------------------------------------------

TEXAS-6.46%

Abilene (City of) Health Facilities
  Development (Sears Methodist
  Retirement); Corporate Retirement
  Facilities Series A RB
  5.875%, 11/15/18                        1,000       928,960
-------------------------------------------------------------
Abilene (City of) Health Facilities
  Development (Sears Methodist
  Retirement); Corporate Retirement
  Facilities RB
  5.875%, 11/15/18                          450       417,568
-------------------------------------------------------------
  6.00%, 11/15/29                           550       507,694
-------------------------------------------------------------
Atlanta (City of) Hospital Authority
  (Hospital Facility); RB
  6.70%, 08/01/19                           500       483,980
-------------------------------------------------------------
Austin (City of) (Bergstrom Landhost
  Enterprises Inc., Airport Hotel);
  Series A Senior RB
  6.75%, 04/01/27                         1,000       956,890
-------------------------------------------------------------
Bexar (County of) Housing Finance Corp.
  (Villa Madrid/Cumberland Apartments);
  Multifamily Housing Series A RB
  7.25%, 05/01/16                           200       203,378
-------------------------------------------------------------
Guadalupe-Blanco River Texas Sewer &
  Solid Waste Disposal Facilities
  Authority (E.I. du Pont de Nemours &
  Company Project); RB
  5.50%, 05/01/29(a)                        250       232,130
-------------------------------------------------------------
Meadow Parc Development Inc. (Meadow
  Parc Apartments Project); Multifamily
  Housing RB
  6.50%, 12/01/30                         1,000       947,680
-------------------------------------------------------------
                                                    4,678,280
-------------------------------------------------------------

VERMONT-1.28%

Vermont Education & Health Buildings
  Financing Agency (Copley Manor
  Project); Health Care Facilities
  Series RB
  6.25%, 04/01/29                         1,000       929,170
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
VIRGINIA-0.66%

Hampton (City of) Redevelopment and
  Housing Authority (Olde Hampton Hotel
  Association); First Mortgage
  Refunding Series A RB
  6.50%, 07/01/16                        $  500   $   481,400
-------------------------------------------------------------

WEST VIRGINIA-0.63%

Braxton (County of) (Weyerhaeuser Co.
  Project); Solid Waste Disposal
  Refunding RB
  5.40%, 05/01/25(a)                        500       456,565
-------------------------------------------------------------

WISCONSIN-5.03%

Wisconsin (State of) Health and
  Educational Facilities Authority
  (Attic Angel Community Inc.); RB
  5.75%, 11/15/27                         1,000       883,770
-------------------------------------------------------------
Wisconsin (State of) Health and
  Educational Facilities Authority
  (Beaver Dam Community Hospitals
  Inc.); RB
  5.80%, 08/15/28                         1,000       900,840
-------------------------------------------------------------
Wisconsin (State of) Health and
  Educational Facilities Authority
  (Clement Manor, Inc.); Refunding RB
  5.75%, 08/15/24                           250       222,790
-------------------------------------------------------------
Wisconsin (State of) Health and
  Educational Facilities Authority (FH
  Healthcare Development, Inc.); RB
  6.25%, 11/15/20                           750       718,612
-------------------------------------------------------------
Wisconsin (State of) Health and
  Educational Facilities Authority (St.
  Camillus Health Center); RB
  5.75%, 07/01/28                           500       447,265
-------------------------------------------------------------
Wisconsin (State of) Health and
  Educational Facilities Authority
  (United Lutheran Home); RB
  5.70%, 03/01/28                           525       468,982
-------------------------------------------------------------
                                                    3,642,259
-------------------------------------------------------------
    Long-Term Municipal Obligations
      (Cost $73,054,193)                           68,852,175
-------------------------------------------------------------

SHORT-TERM MUNICIPAL OBLIGATIONS-2.29%(D)

CONNECTICUT-1.08%

Connecticut (State of) (Infrastructure
  Purpose S-1); Special Tax Obligation
  Variable Rate Demand RB
  3.75%, 12/01/10                           776       776,000
-------------------------------------------------------------
Connecticut (State of) Health and
  Educational Facilities Authority
  (Yale University); Variable Rate
  Demand Series T-2 RB
  3.70%, 07/01/29                             6         6,000
-------------------------------------------------------------
                                                      782,000
-------------------------------------------------------------

DELAWARE-0.55%

University of Delaware; Variable Rate
  Demand RB
  3.75%, 11/01/23                           398       398,000
-------------------------------------------------------------

FLORIDA-0.02%

Lee (County of) Housing Finance
  Authority (Forestwood Apartments
  Project); Multifamily Housing
  Variable Rate Demand Series A RB
  3.20%, 06/15/25(e)                         14        14,000
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
ILLINOIS-0.36%

Illinois Development Finance Authority
  (American College of Surgeons);
  Variable Rate Demand Tax Exempt
  Series RB (LOC-Northern Trust
  Company) 3.85%, 08/01/26               $  111   $   111,000
-------------------------------------------------------------
Illinois Health Facilities Authority;
  Revolving Fund Pooled Variable Rate
  Demand Series D RB
  (LOC-First National Bank)
  3.80%, 08/01/15                           147       147,000
-------------------------------------------------------------
                                                      258,000
-------------------------------------------------------------

PENNSYLVANIA-0.06%

York (City of) General Authority;
  Pooled Financing Variable Rate Demand
  RB
  (LOC-First Union National Bank)
  3.85%, 09/01/26                            41        41,000
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
TEXAS-0.22%

Bexar (County of) Housing Finance
  Authority (Fountainhead Apartments);
  Multifamily Refunding Variable Rate
  Demand Series RB
  3.75%, 09/15/26(e)                     $  162   $   162,000
-------------------------------------------------------------
    Short-Term Municipal Obligations
      (Cost $1,655,000)                             1,655,000
-------------------------------------------------------------
TOTAL INVESTMENTS-97.36% (Cost
  $74,709,193)                                     70,507,175
-------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-2.64%                 1,911,038
-------------------------------------------------------------
NET ASSETS-100.00%                                $72,418,213
=============================================================

Investment Abbreviations:

IDR - Industrial Development Revenue Bond
GO  - General Obligation Bond
LOC - Letter of Credit
RB  - Revenue Bond

Notes to Schedule of Investments:

(a) Security subject to the alternative minimum tax.
(b) Secured by an escrow fund of U.S. Treasury obligations.
(c) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(d) Demand securities; payable upon demand by the Fund with usually no more than seven calendar days' notice. Interest rates are redetermined periodically. Rates shown are in effect on 09/30/99.
(e) Secured by bond insurance.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1999
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $74,709,193)                             $   70,507,175
---------------------------------------------------------
Receivables for:
  Investments sold                                185,940
---------------------------------------------------------
  Capital stock sold                              678,562
---------------------------------------------------------
  Interest                                      1,310,871
---------------------------------------------------------
  Investment for deferred compensation
    plan                                            6,428
---------------------------------------------------------
Other assets                                       82,762
---------------------------------------------------------
    Total assets                               72,771,738
---------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                        145,157
---------------------------------------------------------
  Dividends                                       140,948
---------------------------------------------------------
  Deferred compensation plan                        6,428
---------------------------------------------------------
Accrued administrative services fees                4,372
---------------------------------------------------------
Accrued directors' fees                             2,775
---------------------------------------------------------
Accrued distribution fees                          52,746
---------------------------------------------------------
Accrued operating expenses                          1,099
---------------------------------------------------------
    Total liabilities                             353,525
---------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                              $   72,418,213
=========================================================

NET ASSETS:

Class A                                    $   49,849,391
---------------------------------------------------------
Class B                                    $   18,015,619
---------------------------------------------------------
Class C                                    $    4,553,203
---------------------------------------------------------
CAPITAL STOCK, $0.001 PAR VALUE PER
  SHARE:

Class A:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                   5,297,766
---------------------------------------------------------
Class B:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                   1,915,907
---------------------------------------------------------
Class C:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                     484,190
---------------------------------------------------------
Class A:
Net asset value and redemption price per
  share                                    $         9.41
---------------------------------------------------------
Offering price per share:
  (Net asset value of $9.41 divided by
  95.25%)                                  $         9.88
---------------------------------------------------------
Class B:
  Net asset value and offering price per
    share                                  $         9.40
---------------------------------------------------------
Class C:
  Net asset value and offering price per
    share                                  $         9.40
=========================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
(UNAUDITED)

INVESTMENT INCOME:

Interest income                              $ 2,167,859
--------------------------------------------------------

EXPENSES:

Advisory fees                                    211,891
--------------------------------------------------------
Administrative services fees                      31,865
--------------------------------------------------------
Distribution fees -- Class A                      63,165
--------------------------------------------------------
Distribution fees -- Class B                      80,535
--------------------------------------------------------
Distribution fees -- Class C                      19,957
--------------------------------------------------------
Transfer agent fees                               15,188
--------------------------------------------------------
Registration and filing fees                      48,971
--------------------------------------------------------
Other                                             38,389
--------------------------------------------------------
    Total expenses                               509,961
--------------------------------------------------------
Less: Fee waivers and expense
  reimbursements                                (270,395)
--------------------------------------------------------
    Expenses paid indirectly                        (355)
--------------------------------------------------------
    Net expenses                                 239,211
--------------------------------------------------------
Net investment income                          1,928,648
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES:

Net realized gain (loss) on sales of
  investment securities                         (430,246)
--------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities     (4,252,081)
--------------------------------------------------------
       Net gain (loss) on investment
         securities                           (4,682,327)
--------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  $(2,753,679)
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999 AND THE YEAR ENDED MARCH 31, 1999 (UNAUDITED)

                                                              SEPTEMBER 30,    MARCH 31,
                                                                  1999           1999
                                                              -------------   -----------
OPERATIONS:

  Net investment income                                        $ 1,928,648    $ 2,386,340
-----------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities      (430,246)           634
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (4,252,081)        27,086
-----------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting from
       operations                                               (2,753,679)     2,414,060
-----------------------------------------------------------------------------------------

Dividends to shareholders from net investment income:

  Class A                                                       (1,418,412)    (1,942,603)
-----------------------------------------------------------------------------------------
  Class B                                                         (389,452)      (343,532)
-----------------------------------------------------------------------------------------
  Class C                                                          (96,530)       (78,427)
-----------------------------------------------------------------------------------------
Net increase from capital stock transactions:
  Class A                                                        3,568,234     31,696,998
-----------------------------------------------------------------------------------------
  Class B                                                        5,255,893     11,184,663
-----------------------------------------------------------------------------------------
  Class C                                                        1,815,496      2,281,041
-----------------------------------------------------------------------------------------
       Net increase in net assets                                5,981,550     45,212,200
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           66,436,663     21,224,463
-----------------------------------------------------------------------------------------
  End of period                                                $72,418,213    $66,436,663
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                   $76,994,868    $66,355,245
-----------------------------------------------------------------------------------------
  Undistributed net investment income                               67,004         42,750
-----------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                    (441,641)       (11,395)
-----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (4,202,018)        50,063
-----------------------------------------------------------------------------------------
                                                               $72,418,213    $66,436,663
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1999
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is organized as a Maryland corporation consisting of four separate portfolios: AIM High Income Municipal Fund, AIM Tax-Free Intermediate Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Exempt Bond Fund of Connecticut. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to AIM High Income Municipal Fund (the "Fund"). The Fund currently offers three different classes of shares: the Class A shares, the Class B shares and the Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. The investment objective of the Fund is to achieve a high level of current income that is exempt from federal income taxes.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Portfolio securities are valued based on market quotations or at fair value determined by a pricing service approved by the Company's Board of Directors, provided that securities with a demand feature exercisable within one to seven days will be valued at par. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Directors, or persons designated by the Board of Directors, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost.
      The Fund's investments include lower-rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Securities rated below investment grade and comparable unrated securities represented approximately 94.60% of the Fund's investment portfolio at the end of the period.
B. Securities Transactions and Investment Income -- Securities transactions are recorded on a trade date basis. Realized gains and losses are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and original issue discounts, is earned from settlement date and is recorded on the accrual basis.
C. Dividends and Distributions to Shareholders -- It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Net realized capital gains (including net short-term capital gains and market discounts), if any, are distributed annually.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay "exempt interest dividends," as defined in the Internal Revenue Code. The Fund has a capital loss carryforward of $11,395 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2007.
E. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $500 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets of the next $500 million, plus 0.50% of the next $500 million of the Fund's average daily net assets, plus 0.45% of the Fund's average daily net assets in excess of $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 0.60%, 1.35% and 1.35% of the average daily net assets of the Fund's Class A, Class B and Class C, shares, respectively. During the six months ended September 30, 1999, AIM waived advisory fees and reimbursed expenses of $270,395.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended September 30, 1999, AIM was paid $31,865 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Fund. During the six months ended September 30, 1999, AFS was paid $9,195 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares ("Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee by the Class B or Class C shares under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the six months ended September 30, 1999, the Class A shares, Class B shares and Class C shares paid AIM Distributors $63,165, $80,535 and $19,957, respectively, as compensation under the Plans.
  Under the terms of a master distribution agreement between the Company and the Fund, AIM Distributors acts as the exclusive distributor of the Fund's shares. AIM Distributors received commissions of $46,902 from the sales of Class A shares of the Fund during the six months ended September 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended September 30, 1999, AIM Distributors received $50,358 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers of AIM, AFS and AIM Distributors.
  During the six months ended September 30, 1999, the Fund paid legal fees of $2,006 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to directors who are not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-INDIRECT EXPENSES

During the six months ended September 30, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $355 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $355 during the six months ended September 30, 1999.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended September 30, 1999, the fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period. Prior to May 28, 1999, the commitment fee rate was 0.05%.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended September 30, 1999 was $23,608,344 and $13,970,245, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities as of September 30, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                         $    31,720
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (4,233,738)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                    $(4,202,018)
---------------------------------------------------------
Investments have the same cost for tax and financial
  statement purposes.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended September 30, 1999 and the year ended March 31, 1999 were as follows:

                                                                     SEPTEMBER 30,                    MARCH 31,
                                                                          1999                           1999
                                                              ----------------------------    --------------------------
                                                                SHARES           AMOUNT         SHARES         AMOUNT
                                                              ----------      ------------    ----------    ------------
Sold:
  Class A                                                      1,512,953      $ 14,953,936     4,375,932    $ 44,035,445
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        727,558         7,135,389     1,198,092      12,077,378
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        224,115         2,208,786       299,455       3,014,253
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                         84,241           822,077       111,621       1,125,789
------------------------------------------------------------------------------------------------------------------------
  Class B                                                         22,320           217,460        18,956         191,064
------------------------------------------------------------------------------------------------------------------------
  Class C                                                          6,111            59,404         4,580          46,173
------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (1,234,607)      (12,207,779)   (1,332,330)    (13,464,236)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (213,806)       (2,096,956)     (107,492)     (1,083,779)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        (46,588)         (452,694)      (77,415)       (779,385)
------------------------------------------------------------------------------------------------------------------------
                                                               1,082,297      $ 10,639,623     4,491,399    $ 45,162,702
========================================================================================================================

NOTE 8- FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A, Class B and Class C capital stock outstanding during the six months ended September 30, 1999, the year ended March 31, 1999 and the period January 2, 1998 (date operations commenced) through March 31, 1998.

                                                                             CLASS A
                                                              -------------------------------------
                                                              SEPTEMBER 30,   MARCH 31,   MARCH 31,
                                                                  1999          1999        1998
                                                              -------------   ---------   ---------
Net asset value, beginning of period                             $ 10.04       $  9.99     $ 10.00
------------------------------------------------------------     -------       -------     -------
Income from investment operations:
    Net investment income                                           0.28          0.54        0.11
------------------------------------------------------------     -------       -------     -------
    Net gains (losses) on securities (both realized and
     unrealized)                                                  (0.63)          0.05      (0.01)
------------------------------------------------------------     -------       -------     -------
        Total from investment operations                          (0.35)          0.59        0.10
------------------------------------------------------------     -------       -------     -------
Less distributions:
    Dividends from net investment income                          (0.28)         (0.54)     (0.11)
------------------------------------------------------------     -------       -------     -------
Net asset value, end of period                                   $  9.41       $ 10.04     $  9.99
============================================================     =======       =======     =======
Total return(a)                                                   (3.59)%         6.01%       1.04%
============================================================     =======       =======     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                         $49,849       $49,570     $17,787
============================================================     =======       =======     =======
Ratio of expenses to average net assets(b)                          0.47%(c)      0.29%       0.25%(d)
============================================================     =======       =======     =======
Ratio of net investment income to average net assets(e)             5.69%(c)      5.41%       4.80%(d)
============================================================     =======       =======     =======
Portfolio turnover rate                                               21%           30%         21%
============================================================     =======       =======     =======

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.24% (annualized), 1.29% and 1.65% (annualized) for the periods 1999-1998.
(c) Ratios are annualized and based on average net assets of $50,393,555.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 4.92% (annualized), 4.41% and 3.40% (annualized) for the periods 1999-1998.

                                                               CLASS B                                    CLASS C
                                               ---------------------------------------    ---------------------------------------
                                               SEPTEMBER 30,    MARCH 31,    MARCH 31,    SEPTEMBER 30,    MARCH 31,    MARCH 31,
                                                   1999           1999         1998           1999           1999         1998
                                               -------------    ---------    ---------    -------------    ---------    ---------
Net asset value, beginning of period              $ 10.04        $  9.99      $ 10.00        $10.04         $ 9.99       $10.00
---------------------------------------------     -------        -------      -------        ------         ------       ------
Income from investment operations:
    Net investment income                            0.24           0.47         0.09          0.24           0.47         0.09
---------------------------------------------     -------        -------      -------        ------         ------       ------
    Net gains (losses) on securities (both
      realized and unrealized)                     (0.64)           0.04       (0.01)        (0.64)           0.04       (0.01)
---------------------------------------------     -------        -------      -------        ------         ------       ------
        Total from investment operations           (0.40)           0.51         0.08        (0.40)           0.51         0.08
---------------------------------------------     -------        -------      -------        ------         ------       ------
Less distributions:
    Dividends from net investment income           (0.24)         (0.46)       (0.09)        (0.24)         (0.46)       (0.09)
=============================================     =======        =======      =======        ======         ======       ======
Net asset value, end of period                    $  9.40        $ 10.04      $  9.99        $ 9.40         $10.04       $ 9.99
=============================================     =======        =======      =======        ======         ======       ======
Total return(a)                                    (4.06)%          5.23%        0.81%       (4.06)%          5.23%        0.79%
=============================================     =======        =======      =======        ======         ======       ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)         $18,016        $13,850      $ 2,699        $4,553         $3,017          738
=============================================     =======        =======      =======        ======         ======       ======
Ratio of expenses to average net assets(b)           1.22%(c)       1.04%        1.00%(d)      1.22%(c)       1.04%        1.00%(d)
=============================================     =======        =======      =======        ======         ======       ======
Ratio of net investment income to average net
  assets(e)                                          4.94%(c)       4.66%        4.05%(d)      4.94%(c)       4.66%        4.05%(d)
=============================================     =======        =======      =======        ======         ======       ======
Portfolio turnover rate                                21%            30%          21%           21%            30%          21%
=============================================     =======        =======      =======        ======         ======       ======

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.99% (annualized), 2.04% and 2.44% (annualized) for Class B and Class C for the periods 1999-1998.
(c) Ratios are annualized and based on average net assets of $16,063,089 and $3,980,558 for Classes B and C, respectively.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 4.17% (annualized), 3.66% and 2.61% (annualized) for Class B and Class C for the periods 1999-1998.

BOARD OF DIRECTORS                                OFFICERS                                OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                        11 Greenway Plaza
Chairman                                          Chairman                                Suite 100
A I M Management Group Inc.                                                               Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                               INVESTMENT ADVISOR
Director
ACE Limited;                                      Carol F. Relihan                        A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Secretary     11 Greenway Plaza
Chief Executive Officer                                                                   Suite 100
COMSAT Corporation                                Gary T. Crum                            Houston, TX 77046
                                                  Senior Vice President
Owen Daly II                                                                              TRANSFER AGENT
Director                                          Dana R. Sutton
Cortland Trust Inc.                               Vice President and Treasurer            A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
Edward K. Dunn, Jr.                               Stuart W. Coco                          Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;              Vice President
Formerly Vice Chairman and President,                                                     CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and          Melville B. Cox
President, Mercantile Bankshares                  Vice President                          The Bank of New York
                                                                                          90 Washington Street
Jack Fields                                       Karen Dunn Kelley                       11th Floor
Chief Executive Officer                           Vice President                          New York, NY 10286
Texana Global, Inc.;
Formerly Member                                   Mary J. Benson                          COUNSEL TO THE FUND
of the U.S. House of Representatives              Assistant Vice President
                                                  and Assistant Treasurer                 Ballard Spahr
Carl Frischling                                                                           Andrews & Ingersoll, LLP
Partner                                           Sheri Morris                            1735 Market Street
Kramer, Levin, Naftalis & Frankel LLP             Assistant Vice President                Philadelphia, PA 19103
                                                  and Assistant Treasurer
Robert H. Graham                                                                          COUNSEL TO THE DIRECTORS
President and Chief Executive Officer             Renee A. Friedli
A I M Management Group Inc.                       Assistant Secretary                     Kramer, Levin, Naftalis & Frankel LLP
                                                                                          919 Third Avenue
Prema Mathai-Davis                                P. Michelle Grace                       New York, NY 10022
Chief Executive Officer, YWCA of the U.S.A.;      Assistant Secretary
Commissioner, New York City Dept. for the                                                 DISTRIBUTOR
Aging; and member of the Board of Directors,      Jeffrey H. Kupor
Metropolitan Transportation Authority of          Assistant Secretary                     A I M Distributors, Inc.
New York State                                                                            11 Greenway Plaza
                                                  Nancy L. Martin                         Suite 100
Lewis F. Pennock                                  Assistant Secretary                     Houston, TX 77046
Attorney
                                                  Ofelia M. Mayo
Louis S. Sklar                                    Assistant Secretary
Executive Vice President
Hines Interests                                   Lisa A. Moss
Limited Partnership                               Assistant Secretary

                                                  Kathleen J. Pflueger
                                                  Assistant Secretary

                                                  Samuel D. Sirko
                                                  Assistant Secretary

                                                  Stephen I. Winer
                                                  Assistant Secretary

AIM FUNDS(SM) KEEPS YOU
POSTED ON YOUR INVESTMENT

We inform our shareholders about their investments with regular mailings throughout the year. Here is a description of the documents you will receive concerning your account and fund.

o DAILY CONFIRMATION STATEMENTS. A record of the transactions you initiate. For example, if you transfer part or all of your investment from one AIM fund to another, you will receive a statement confirming that the transaction took place.

o QUARTERLY STATEMENTS. These show you how your account has performed over the fiscal quarter and provide information on any applicable dividend payments. Statement inserts that sometimes accompany these mailings may give specific information about your fund or may contain educational information of general interest.

o PROXY. As a shareholder of an AIM fund, you have the right to vote on any change to a fund's published bylaws or objectives. If the fund's board of directors proposes such a change, AIM will send a proxy to the shareholders. The proxy allows you to direct an authorized person to cast your vote according to your instructions. You can vote your proxy by mail, phone or e-mail.

o PROSPECTUS. AIM sends you an updated version of your fund's prospectus every year. Your prospectus contains valuable information about your fund's objectives, risks, management and fees. Because this information is important, you should keep your prospectus with your other fund records.

o ANNUAL AND SEMIANNUAL REPORTS. AIM fund reports are sent to you twice a year, the semiannual covering the first six months of the fiscal year for a fund and the annual covering the entire fiscal year. These reports give you an idea of how your fund performed compared to the market in general. The reports also give you information about the holdings in your fund's portfolio and how market conditions and management decisions have affected your fund.

o YEAR-END TAX INFORMATION. This includes your year-end account statement, cost-basis statement and any tax forms pertinent to your AIM account. The tax forms report distributions you have received from your AIM funds, redemptions or exchanges you have made and any contributions you have made to tax-advantaged retirement accounts. It is important to retain the latter, IRS Form 5498, if you need to track deductible vs. nondeductible IRA contributions. The cost-basis statements are also important to retain because they can be very useful for calculating capital gains or losses if you use the "average basis single category" method of calculating cost basis. Year-end tax information will be accompanied by tax communications from AIM to help you fill out your tax forms. Your tax advisor can assist you in sorting through your year-end statements and other tax communications.

                     -------------------------------------

                                   WE INFORM

                             OUR SHAREHOLDERS ABOUT

                               THEIR INVESTMENTS

                             WITH REGULAR MAILINGS

                              THROUGHOUT THE YEAR.

                     -------------------------------------

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                MONEY MARKET FUNDS                        A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)               AIM Money Market Fund                     leadership in the mutual fund industry
AIM Blue Chip Fund                          AIM Tax-Exempt Cash Fund                  since 1976 and managed approximately $120
AIM Capital Development Fund                                                          billion in assets for more than 6.4
AIM Constellation Fund                      INTERNATIONAL GROWTH FUNDS                million shareholders, including
AIM Dent Demographic Trends Fund            AIM Advisor International Value Fund      individual investors, corporate clients
AIM Large Cap Growth Fund                   AIM Asian Growth Fund                     and financial institutions, as of
AIM Mid Cap Equity Fund                     AIM Developing Markets Fund               September 30, 1999.
AIM Mid Cap Growth Fund                     AIM Euroland Growth Fund(2)                   The AIM Family of Funds--Registered
AIM Mid Cap Opportunities Fund              AIM European Development Fund             Trademark-- is distributed nationwide, and
AIM Select Growth Fund                      AIM International Equity Fund             AIM today is the 10th-largest mutual fund
AIM Small Cap Growth Fund(6)                AIM Japan Growth Fund                     complex in the United States in assets
AIM Small Cap Opportunities Fund(5)         AIM Latin American Growth Fund            under management, according to Strategic
AIM Value Fund                              AIM New Pacific Growth Fund               Insight, an independent mutual fund
AIM Weingarten Fund                                                                   monitor.
                                            GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                       AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                       AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund                GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                           AIM Global Growth & Income Fund
AIM Basic Value Fund                        AIM Global Utilities Fund
AIM Charter Fund
                                            GLOBAL INCOME FUNDS
INCOME FUNDS                                AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                      AIM Global Government Income Fund
AIM High Yield Fund                         AIM Global Income Fund
AIM High Yield Fund II                      AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund            THEME FUNDS
AIM Limited Maturity Treasury Fund          AIM Global Consumer Products and Services Fund
                                            AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                       AIM Global Health Care Fund
AIM High Income Municipal Fund              AIM Global Infrastructure Fund
AIM Municipal Bond Fund                     AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut     AIM Global Telecommunications and Technology Fund(3)
AIM Tax-Free Intermediate Fund              AIM Global Trends Fund(4)



(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. (3) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (4) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Prior to August 27, 1999, the fund operated as a fund of funds. (5) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (6) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.


                                                         [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

HIM-SAR-1